UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 April 10, 2001
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 340
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)
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ITEM 9.  Regulation FD

On April 10, 2001, Mid-America Apartment Communities, Inc. (MAA: NYSE) issued the following press release:

First Quarter, 2001 Earnings Release and Conference Call

Date of Call: May 1, 2001   10:00 a.m. (Central)

George Cates, Eric Bolton and Simon Wadsworth invite you to join them in a discussion of first quarter operations at Mid-America Apartment Communities, Inc. (NYSE:MAA).

The call will be Tuesday, May 1, 2001 at 10:00 a.m., (Central Time), after release the previous evening of first quarter results.

The conference call-in number: (847) 413-3712

Moderator's name: George E. Cates

Passcode: 3860107

This conference is available on digital replay. To access the system for replay, please dial 1-630-652-3000 and enter the passcode 3860107 through 5/7/01.

MAA is a self-administered, self-managed apartment-only real estate investment trust which owns or has ownership interest in 34,025 apartment units throughout the southeastern and midwest U.S. and in Texas, including 247 units in the development pipeline.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchnage Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  April 10, 2001               /s/Simon R.C. Wadsworth
                                    Simon R.C. Wadsworth
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)